1 CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED SECOND AMENDMENT TO STATEMENT OF WORK NO. 2 - PRODUCT This Second Amendment to the Statement of Work No. 2 - Product (this “Amendment”) dated as of September 20, 2024 (the “Amendment Effective Date”), is entered into by and between Xeris Pharmaceuticals, Inc., a company existing under the laws of Delaware, with an office at 1375 West Fulton Street, Suite 1300, Chicago, IL 60607, United States (hereinafter “Customer”), and SHL Pharma LLC, a company existing under the laws of Florida, with an office at 588 Jim Moran Boulevard, Deerfield Beach, FL 33442, United States (hereinafter “SHL”). Customer and SHL are referred to herein individually as a “Party” and collectively as the “Parties”. RECITALS WHEREAS, SHL and Customer are Parties to an Amended and Restated Product Supply Agreement effective as of January 30, 2023 (as amended, modified, or supplemented from time to time, the “Agreement”) and to a Statement of Work No. 2 - Device dated January 30, 2023 as amended by the First Amendment to the Statement of Work No. 2 – Product dated as of October 19, 2023 (the “SOW 2”); and WHEREAS, the Parties desire to amend SOW 2, in particular its Section 2, the first paragraph of Section 6, and Section 8(b) to update certain references to the Facility located in Deerfield Beach, Florida to the Facility located in Pompano Beach, Florida. NOW THEREFORE, in consideration of the mutual covenants and conditions herein, the Parties agree to amend SOW 2 as follows: TERMS AND CONDITIONS 1. Capitalized terms used but not defined in this Amendment shall have the respective meanings ascribed to such terms in the Agreement and SOW 1. Exhibit 10.4

2 2. Section 2 of SOW 2 is deleted in its entirety and replaced by the following: “Customer will order and purchase the Product pursuant to the Agreement and this SOW. SHL will (i) inspect and release incoming Devices at the Facility located in Pompano Beach, Florida; (ii) transport (at no cost to Customer) the Devices from the Facility located in Pompano Beach, Florida to the Facility located in Deerfield Beach, Florida; (iii) assemble the Devices and the Primary Packaging into Products at the Facility located in Deerfield Beach, Florida; (iv) label the assembled Product and bulk package Products at the Facility located in Deerfield Beach, Florida; (v) perform the applicable testing, handling, and storage of the Devices, Primary Packaging, and Products at the Facilities located in Deerfield Beach and Pompano Beach, Florida; and (vi) perform the other Services described herein each in accordance to the Product specifications and the Quality Agreement.” 3. The first paragraph of Section 6 of SOW 2 is deleted in its entirety and replaced by the following: “In accordance with Section 3.1, 3.2, and 5.2.4 of the Agreement, Customer shall provide [***]. In addition, Customer shall order Devices such that they can be available to SHL at least [***]; provided, however, that the foregoing does not apply to delayed delivery of Customer Materials if such delay is due to SHL’s delays in delivery of Devices. Customer shall provide such Customer Materials [***]to SHL [***] at SHL’s Facility at Pompano Beach, FL (Incoterms® 2020) and order sufficient quantities of Devices which will be delivered as set forth in SOW 1. SHL will be the Importer of Record for shipments of Devices into the Facility at Pompano Beach, Florida (it being understood that such duties and taxes shall be charged to Customer as set forth in Section 7(c) of SOW 1). For the avoidance of doubt, Device shall be deemed Customer Material upon the transfer of title as set forth in Section 7 (e) of SOW 1. Upon SHL’s receipt of the Devices, SHL shall promptly, but in no event later than [***]after receipt thereof, complete incoming release testing of such Devices and notify Customer of the results thereof.” 4. Section 8(b) of SOW 2 is deleted in its entirety and replaced by the following:

3 “If a storage fee is applicable to Customer Material storage pursuant to Section 3.1 of the Agreement, the Customer Material storage Fee shall be [***]. Pursuant to Section 6.7 of the Agreement, Fees for storing the Products for a period of up to [***]after SHL provides Customer with the manufacturing or product batch records and testing and release documentation for the Products are included within the above pricing. Customer shall pay a Fee for storage of Products beyond said period in an amount of [***]per specified Product storage conditions. For the avoidance of doubt, a segment of less than [***]shall be counted as [***]. Invoices for the storage Fees will be issued upon the completion of the storage services. SHL will store the Customer Material and Products at the Facility located in Pompano Beach or Deerfield Beach, Florida or otherwise approved third party in accordance with the Quality Agreement.” 5. All references in SOW 2 to the “Agreement” or “SOW 1” shall mean the Agreement or SOW 1, each as amended, modified or supplemented from time to time. 6. All other terms of the SOW 2 and the Agreement shall remain in full force and effect. To the extent any provision of the SOW 2 or Agreement conflicts with any provision of this Amendment, this Amendment shall control. 7. If a court or other tribunal of competent jurisdiction should hold any term or provision of this Amendment to be excessive, invalid, void, or unenforceable, the offending term or provision shall be deleted, and if possible, replaced by a term or provision which, so far as practicable achieves the legitimate aims of the Parties. Any invalidity or unenforceability of any article or provision of this Amendment shall not affect the remainder of the Amendment. 8. The failure of either Party to require performance by the other Party of any of that other Party’s obligations hereunder shall in no manner affect the right of such Party to enforce the same at a later time. No waiver by any Party hereto of any condition, or of the breach of any provision, term, representation or warranty contained in this Amendment shall be deemed to be or construed as a further or continuing waiver of any such condition

4 or breach, or of any other condition or of the breach of any other provision, term, representation, or warranty hereof. 9. Sections 21, 22 and 24 of the Agreement shall apply to this Amendment directly as if incorporated herein, mutatis mutandis. 10. This Amendment sets forth all intentions, understandings, covenants, promises, warranties, representations, conditions, rights and obligations of the Parties and supersedes all previous and contemporaneous agreements, understandings, negotiations and proposals relating to the subject matter hereof. No subsequent modifications or amendments to this Amendment shall be binding upon the Parties unless reduced in writing and signed by the respective authorized officers of the Parties. 11. This Amendment may be executed in one or more counterparts, each of which when executed and delivered will be deemed an original and all of which together will constitute one and the same agreement. A signed copy of this Amendment delivered by facsimile, e-mail or other means of electronic transmission is deemed to have the same legal effect as delivery of an original signed copy of this Amendment. 12. The Parties agree that this Amendment may be electronically signed and that the electronic signatures appearing on this Amendment are the same as handwritten signatures for the purposes of validity, enforceability, and admissibility. (Signature page follows)

5 IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Amendment as of the Amendment Effective Date. SHL Pharma LLC Xeris Pharmaceuticals, Inc. By: /s/ Kimberlee Steele Name: Kimberlee Steele Title: Managing Director, North America By: /s/ John P. Shannon Name: John P. Shannon Title: CEO